Exhibit 10.1


                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT, dated as of September 24, 2007 (the "Agreement"), is by and among PBT Capital Partners, LLC, a Delaware limited liability company (the "Buyer"), and Standard Drilling, Inc., a Nevada corporation (the "Seller", or "the Company")

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Buyer desires to purchase from the Seller, and the Seller desires to sell to Buyer, certain assets of the Seller in exchange for the assumption by Buyer of certain liabilities and obligations of the Seller;

         WHEREAS, the transaction described in this Agreement would be in the best interest of the Company because among other things it would facilitate the Company obtaining capital from investors; and

         WHEREAS, the Buyer is owned and/or controlled by Prentis B. Tomlinson, Jr., a member of the Board of Directors of the Company ("Tomlinson");

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I
                                  THE PURCHASE

         Section 1.1. Purchase. On and subject to the terms and conditions of this Agreement, at the Closing, Buyer will acquire and assume from the Seller, and the Seller will sell and transfer to Buyer, such liabilities, obligations, assets, rights, properties, and interests of the Seller as may be required to cause the Seller as of the Effective Time (as hereinafter defined) to have (i) a cash balance of $839,068.40, (ii) a deferred note payable by Buyer to the order of Seller and guaranteed by Tomlinson in the amount of $600,000 payable on or before December 31, 2007, (iii) no existing or contingent liabilities other than the Exempted Liabilities (as hereinafter defined), and (iv) no other assets or properties. In order to accomplish the foregoing, at the Closing the parties will take the actions contemplated in this Article I.

         Section 1.2. Liability Assumption. At Closing, Buyer shall assume the liabilities and obligations as described below and more fully on Schedules 1 and 2, whether such amounts accrue prior or subsequent to the Effective Time (collectively, the "Assumed Liabilities"). as follows:

              (a) Obligations of Seller under its current office lease at 1155 Dairy Ashford, Houston, TX 77079. as described on Schedule 1;

              (b) Obligations of Seller to repay principal and accrued interest under the Interim Credit Agreement between Tomlinson. and Seller as described on
Schedule 1;

              (c) The failure to drill penalties associated with certain leases in the Norton Prospect in Johnson County, TX, (the "Norton Prospect Leases" ) described on Schedule 2;

              (d) Any and all further liabilities, known or unknown, under the Norton Prospect Leases;

              (e) The employment agreements between Seller and certain of its current and former officers and employees described on Schedule 1;

              (f) The obligations under the termination letters between Seller and certain of its former officers and employees described on Schedule 1;

              (g) Proposed severance payments to certain non-contracted current employees of Seller described on Schedule 1;

              (h) Obligations of Seller on the invoice from IHS Energy dated July 31, 2007 referencing the contract between Seller and IHS Energy dated August 14, 2006; and

              (i) Any further liabilities known or unknown associated with the Acquired Assets.

         Section 1.3 Promissory Note. At the Closing, Buyer will deliver to Seller a promissory note in the principal amount of $600,000 in the form attached hereto as Exhibit A, which shall be guaranteed by Tomlinson (the "Note").

         Section 1.4 Exempted Liabilities. At Closing, Seller shall retain the liabilities and obligations as described below and more fully on Schedule 3, whether such amounts accrue prior or subsequent to the Effective Time (collectively, the "Exempted Liabilities") as follows:

              (a)  All  existing  payables  and  future  obligations  under  the
Advisory   Consulting   Agreement   dated  June  1,  2006  between   Seller  and
International Capital Advisory Inc. described on Schedule 3;

              (b) All future obligations under the Support Services Agreement dated November 7, 2006 between Seller and Petroleum Financial Inc. described on
Schedule 3; and

              (c) The obligation to provide health insurance benefits to David Wilson pursuant to that certain employment agreement effective May 15, 2006 and termination letter dated February 20, 2007 described in Schedule 1.


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

         Section 1.5. Acquired Assets. In consideration for the foregoing set forth in Sections 1.1 1.2, 1.3, and 1.4, Buyer will acquire from Seller, and Seller will transfer and assign to Buyer, the following assets (the "Acquired Assets"):

              (a) The inventory, equipment, prepayments to secure delivery of equipment and other items of tangible personal property of the Seller described on Schedule 4 (the "Tangible Personal Property");

              (b) All stock owned by the Seller in Standard Drilling E&P, Inc., a Nevada corporation ("the Subsidiary") described on Schedule 5 which owns the oil, gas and mineral leases of the Seller under the Daniels Lease (as hereinafter defined);

              (c) The oil, gas and mineral leases of the Seller under the North Grandview Prospect Leases described on Schedule 2;

              (d) The oil, gas and mineral leases of the Seller under the Norton Prospect Leases described on Schedule 2;

              (e) The oil, gas and mineral leases of the Seller under the leases in Pope and Logan Counties, Arkansas described on Schedule 2;

              (f) The cash of the Seller as of the Effective Time, to the extent the balance of the cash of the Company as of the Effective Time exceeds $839,068.40 ; and

         Section 1.6. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement (the "Transaction") shall take place at the offices of the attorneys for Seller on September 24, 2007, at such other time and place as Buyer and the Seller shall agree. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date." The Closing will be effective as of the close of business on September 17, 2007 (the "Effective Time"). At the Closing, each of the parties hereto will perform such acts and deliver such documents as are required pursuant to the terms hereof to be delivered at Closing.

         Section 1.7. Taxes. Any general property and/or ad valorem tax assessed against or pertaining to the Acquired Assets for the taxable period that includes the Effective Time shall be prorated between Buyer and the Seller. Buyer shall be responsible for all transfer, sales, use, or other similar taxes, if any, resulting from the Transaction.


                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Seller as follows:


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

         Section 2.1. Organization and Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.

         Section 2.2.  Authority; Non-Contravention; Approvals.

              (a) Buyer has full power and authority to execute and deliver this Agreement and to consummate the Transaction. This Agreement has been approved by the Managers of Buyer and no other proceedings on the part of Buyer are necessary to authorize the execution and delivery of this Agreement or the consummation by Buyer of the Transaction, including, without limitation, under the applicable requirements of any securities exchange. This Agreement has been duly executed and delivered by Buyer, and, assuming the due authorization, execution and delivery hereof by the Seller, constitutes a valid and legally binding agreement of Buyer enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to
enforcement  of  creditors'   rights   generally  and  (ii)  general   equitable
principles.

              (b) The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the Transaction do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Buyer under any of the terms, conditions or provisions of (i) the charter or bylaws of Buyer, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Buyer or any of its respective properties or assets or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Buyer is now a party or by which Buyer or any of its respective properties or assets may be bound or affected.

              (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the Transaction.

         Section 2.3 Brokers' Fees. Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

         Section 2.4 The Subsidiary. The Subsidiary has no assets or properties other than the lease between the Subsidiary and Paul R. Daniels and wife, Marcia
B. Daniels and Marcia B. Daniels,  Trustee (the "Daniels Lease") as described in
Schedule 5.


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


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

         The Seller represents and warrants to Buyer that:

         Section 3.1. Organization and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.

         Section 3.2.  Authority; Non-Contravention; Approvals.

              (a) The Seller has full corporate power and authority to execute and deliver this Agreement and to consummate the Transaction. This Agreement has been approved by the Board of Directors and certain stockholders of Seller, and no other corporate proceedings on the part of the Seller are necessary to authorize the execution and delivery of this Agreement or the consummation by the Seller of the Transaction. This Agreement has been duly executed and delivered by the Seller and, assuming the due authorization, execution and delivery hereof by Buyer, constitutes a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

              (b) The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the Transaction do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Seller under any of the terms, conditions or provisions of (i) the charter or bylaws of the Seller, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Seller or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, or any agreement to which the Seller is now a party or by which the Seller or any of its respective properties or assets may be bound or affected.

         Section 3.3. Title. The Seller has good and indefeasible title to the Acquired Assets, free and clear of all mortgages, liens, pledges, charges, or encumbrance of any nature whatsoever.


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

         Section 3.4. Health Insurance. The Seller currently has a group health plan with AETNA Inc entered into on August 1, 2007 (the "AETNA Health Plan"). Certain former employees currently rely on the AETNA Health Plan to maintain their health coverage under COBRA. Seller will maintain and renew the existing AETNA Health Plan, at no additional out-of-pocket costs to Seller, so long as former employees of Seller are entitled to and elect to receive coverage thereunder pursuant to COBRA and payment for monthly premiums is received by Seller from any such former employees are received by Seller.

                                   ARTICLE IV
                     CONDUCT OF BUSINESS PENDING THE CLOSING

         Section 4.1. Conduct of Business of the Seller. Prior to the Closing, the Seller shall operate its business in, and only in, the usual, regular and ordinary course of business in substantially the same manner as operated on the date of this Agreement.


                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

         Section 5.1. Cooperation. The Seller shall afford to Buyer and its accountants, counsel, financial advisors and other representatives reasonable access during normal business hours throughout the period prior to and including the Closing to all of the properties, books, and records of the Seller relating to the Acquired Assets (including, but not limited to, tax returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which the Seller can facilitate or control) and, such parties as its representatives may reasonably request. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Seller or with the performance of any of the employees of the Seller. No investigation pursuant to this Section shall affect any representation or warranty made by any party.

         Section 5.2. Further Assurances. The Seller shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to Buyer such assignments or other instruments of transfer, assignment and conveyance, in form and substance satisfactory to counsel of Buyer, as shall be necessary to vest in Buyer all of the right, title and interest in and to the Acquired Assets, free and clear of all liens, charges, encumbrances, rights of others, mortgages, pledges or security interests, and any other document reasonably requested by Buyer in connection with this Agreement.

         Section 5.3. Expenses and Fees. Subject to Section 8.3, all costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the party incurring such expenses.

         Section 5.4. Independent Investigation and Disclaimer. Buyer acknowledges that its officers have served as officers of the Seller an will continue to serve as such through the Closing Date and, as such, (i) it is intimately familiar with the Acquired Assets and the Assumed Liabilities, and
(ii) it has sufficient access to the Acquired Assets and the Assumed Liabilities to enable it to thoroughly evaluate the Acquired Assets and the Assumed Liabilities and the risks associated therewith. Buyer acknowledges that in making its decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer has relied solely on the basis of its own knowledge an experience, its own independent investigation and the express representations and warranties set forth herein. Accordingly, except as specifically provided herein, the Seller has not made any representation or warranty regarding the Acquired Assets or the Assumed Liabilities, either express or implied. The Seller hereby disclaims all warranties regarding the condition of the Acquired Assets, which is accepted by the Buyer "as is" "where is". The Seller hereby disclaims any warranty regarding merchantability or fitness for a particular purpose, or the nature or extent of the Assumed Liabilities.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

         Section 6.1. Conditions to Each Party's Obligation to Effect the Transactions. The respective obligations of each party hereto to effect the Transaction shall be subject to the fulfillment or waiver, if permissible, at or prior to the Closing of the following conditions:

              (a) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Transaction shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted); and

              (b) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency which would prevent the consummation of the Transaction or make the consummation of the Transaction illegal;

              (c) the Seller shall have completed the sale by it of the drilling rig commonly referred to as "Rig 1" pursuant terms and conditions which are reasonably acceptable to the Buyer and the Seller;

              (d) the Seller shall have entered into an agreement with IEC Systems concerning the sale by it of certain inventory pursuant terms and conditions which are reasonably acceptable to the Buyer and the Seller; and

              (e) the Seller shall have entered into an agreement with Romfor, Inc. concerning the sale by its of certain inventory pursuant terms and conditions which are reasonably acceptable to the Buyer and the Seller.

         Section 6.2 Conditions to Obligation of the Seller to Effect the Transaction. Unless waived by the Seller, the obligation of the Seller to effect the Transaction shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

              (a) Buyer shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date; and

              (b) Buyer and Tomlinson shall have delivered to Seller a guaranty in form reasonably acceptable to Seller pursuant to which Tomlinson shall have guarantee (i) the obligations of Buyer to perform the Assumed Obligations, and
(ii) the payment of the Note.

         Section 6.3. Conditions to Obligations of Buyer to Effect the Transaction. Unless waived by Buyer, the obligations of Buyer to effect the Transaction shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

              (a) That the Seller shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) its agreement contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date.


                                   ARTICLE VII
                                 INDEMNIFICATION

         Section 7.1. Indemnification of Buyer. The Seller agrees to indemnify Buyer and its officers, directors, employees and agents against, and hold each of them harmless from and against, any and all claims, actions, causes of action, arbitrations, proceedings, losses, damages, liabilities, judgments and expenses (including, without limitation, reasonable attorneys' fees) ("Indemnified Amounts") incurred by the indemnified party as a result of (a) any error, inaccuracy, breach or misrepresentation in any of the representations and warranties made by or on behalf of the Seller in this Agreement, (b) any violation or breach by the Seller or default by the Seller under the terms of this Agreement, or (c) relating to or arising from the operation of the Seller prior to the Effective Time, or the operation, ownership or use of the Acquired Assets prior to the Effective Time, other than any Assumed Liabilities. The indemnified party shall be entitled to recover its reasonable and necessary attorneys' fees and litigation expenses incurred in connection with the successful enforcement of its rights under this Section.

         Section 7.2. Indemnification of the Seller. Buyer agrees to indemnify the Seller and its officers, directors, employees and agents against, and hold each of them harmless from and against,any and all Indemnified Amounts incurred by the Seller as a result of (a) any error, inaccuracy, breach or misrepresentation in any of the representations and warranties made by or on behalf of Buyer in this Agreement, (b) any violation or breach by Buyer of or default by Buyer under the terms of this Agreement (c) relating to or arising from the operation, ownership or use of the Acquired Assets subsequent to the Effective Time, (d) the Assumed Liabilities, or (e) any fees owed to any brokers with respect to the Transaction. The Seller shall be entitled to recover their reasonable and necessary attorney's fees and litigation expenses incurred in connection with the successful enforcement of their rights under this Section.

         Section 7.3. Procedure. The defense of any claim, action, suit, proceeding or investigation subject to indemnification under this Article VII shall be conducted by the indemnifying party. If the indemnifying party fails to conduct such defense, the indemnified parties may retain counsel satisfactory to them and the indemnifying party shall pay all reasonable fees and expenses of such counsel for the indemnified parties promptly as statements therefor are received. The party not conducting the defense will use reasonable efforts to assist in the vigorous defense of any such matter, provided that such party shall not be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any indemnified party wishing to claim indemnification under this Article VII, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the indemnifying party (but the failure so to notify a party shall not relieve such party from any liability which it may have under this Article VII except to the extent such failure materially prejudices such party). If the indemnifying party is responsible for the attorneys' fees of the indemnified parties, then the indemnified parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more indemnified parties.

         Section 7.4. Survival. The representations and warrants of the parties pursuant to the terms hereof shall expire six (6) months subsequent to the Effective Time. No party shall have liability for a breach of one or more representations and warranties until the sum of the Indemnified Amounts relating to all such breaches exceeds One Hundred Thousand Dollar and No/100 ($100,000.00), after which the breaching party shall be liable only to the extent of such excess. This Article VII sets forth the exclusive remedy for a claim relating to this Agreement or the Transaction.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1. Termination. This Agreement may be terminated at any time prior to the Closing, as follows:

         (a) The Seller shall have the right to terminate this Agreement:

              (i) if the representations and warranties of Buyer shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of the subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 30 days after written notice of such failure is given to Buyer by the Seller;

              (ii) if the Transaction is not completed by September 17, 2007 (provided that the right to terminate this Agreement under this Section 8.1(a)(ii) shall not be available to the Seller if the failure of the Seller to fulfill any obligation to Buyer under or in connection with this Agreement has been the cause of or resulted in the failure of the Transaction to occur on or before such date);

              (iii) if Buyer (A) fails to perform in any material respects any of its covenants (or in all respects in the case of any covenant containing any materiality qualification) in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 30 days after written notice of such default is given to Buyer by the Seller.

         (b) Buyer shall have the right to terminate this Agreement:

              (i) if the representations and warranties of the Seller shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 30 days after written notice of such failure is given to the Seller by Buyer;

              (ii) if the Transaction is not completed by September 17, 2007 (provided that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to Buyer if the failure of Buyer to fulfill any obligation to the Seller under or in connection with this Agreement has been the cause of or resulted in the failure of the Transaction to occur on or before such date); or

              (iii) if the Seller (A) fails to perform in any material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 30 days after notice of such default is given to the Seller by Buyer.

         Section 8.2. Effect of Termination. In the event of termination of this Agreement by either Buyer or the Seller pursuant to the provisions of Section 8.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Seller or Buyer or their respective officers or directors (except as set forth in this Section 8.2 and in Sections 5.3, 8.9 and 8.10, all of which shall survive the termination). Nothing in this Section 8.2 shall relieve any party from liability for any breach of this Agreement.

         Section 8.3. Remedies. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled at law or equity.

         Section 8.4. Notices. All notices, consents, demands or other communications required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given: (i) when delivered personally during a business day to the appropriate location described below or telefaxed to the telefax number indicated below, or (ii) five (5) business days after the posting thereof by United States first class, registered or certified mail, return receipt requested, with postage fee prepaid and addressed:


         If to Buyer:                   PBT Capital Partners, LLC
                                        P.O. Box 61268
                                        Houston, TX, 77208 - 1268

         If to the Seller:              Standard Drilling, Inc.
                                        1667 K Street, NW, Suite 1230
                                        Washington, DC  20006



         Section 8.5. Successors. This Agreement shall be binding upon each of the parties upon their execution, and inure to the benefit of the parties hereto and their successors and assigns.

         Section 8.6. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument.

         Section 8.7. Section Headings. The section headings used herein are descriptive only and shall have no legal force or effect whatsoever. Except to the extent the context specifically indicates otherwise, all references to articles and sections refer to articles and sections of this Agreement, and all references to the exhibits and schedules refer to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes.

         Section 8.8. Gender. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural and conversely.

         Section 8.9. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Texas U.S.A., applicable to agreements and contracts executed and to be wholly performed there, without giving effect to the conflicts of law principles thereof. Exclusive venue for any litigation or dispute relating to the Transaction or this Agreement shall lie in the State of Texas U.S.A.

         Section 8.10. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

         Section 8.11. Waiver. Any waiver by either party to be enforceable must be in writing and no waiver by either party shall constitute a continuing waiver.

         Section 8.12. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first set forth above.

                                         BUYER:

                                         PBT Capital Partners LLC


                                         By:____________________________________


                                         SELLER:

                                         Standard Drilling, Inc.


                                         By:____________________________________

SCHEDULE 1

Listing of Certain Liabilities Assigned to and Assumed by PBT Capital Partners from Standard Drilling, Inc.
September 17, 2007


1) Employment Agreements

     a. Employment Agreement effective February 14, 2006 between Standard Drilling, Inc. and Prentis B. Tomlinson, Jr.

     b. Employment Agreement effective February 14, 2006 between Standard Drilling, Inc. and Edward L. Moses

     c. Employment Agreement effective February 14, 2006 between Standard Drilling, Inc. and Peter F. Frey

     d.   Employment   Agreement   effective  June  15,  2006  between  Standard
          Drilling, Inc. and Robert H. Nunnallee

     e.   Employment   Agreement   effective  June  26,  2006  between  Standard
          Drilling, Inc. and Daniel A. Drum

     f. Employment Agreement effective May 1, 2006 between Standard Drilling, Inc. and Michael J. Walker

     g. Employment Agreement effective May 15, 2006 between Standard Drilling, Inc. and David Wilson

     h. Employment Agreement effective May 15, 2006 between Standard Drilling, Inc. and Robert M. Moffett


2) Settlement Obligations to Terminated Employees

     a. Termination Letter dated February 20, 2007 between Standard Drilling, Inc. and David Wilson

     b. Termination Letter dated May 3, 2007 between Standard Drilling, Inc. and Robert Moffett

     c. Termination Letter dated July 25, 2007 between Standard Drilling, Inc. and Michael J. Walker

3) Other Employee Obligations

     a.   Any  severance  payment  and  benefit   obligations   related  to  the
          termination of Tammy Whitock, non-contracted employee in Houston office

     b.   Any  severance  payment  and  benefit   obligations   related  to  the
          termination of Michelle Reeser, non-contracted employee in Houston office


4) Other Contractual Obligations

     a. Obligations under the First Amendment to Office Lease entered into as of September 11, 2006 between Standard Drilling, Inc. and CFS Ashford VII, L.P.

     b. All obligations under the Interim Credit Agreement and Security Agreement between Standard Drilling, Inc and Prentis B. Tomlinson dated November 20, 2006

SCHEDULE 2

Oil, Gas and Mineral Leases Assigned from Standard Drilling, Inc. to PBT Capital Partners, LLC September 17, 2007






Norton Prospect, Johnson County, Texas
--------------------------------------

1. Lease No. TX-251-01-002-000 between Randy D. Brown and wife, Stacy M. Brown, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0232, Official Public Records, Johnson County, Texas.

2. Lease No. TX-251-01-003-000 between Robert Durham and wife, Lisa Cavell Durham, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0246, Official Public Records, Johnson County, Texas.

3. Lease No. TX-251-01-004-000 between Scotty H. Tekell and wife, Kelly Tekell, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0281, Official Public Records, Johnson County, Texas.

4. Lease No. TX-251-01-005-000 between Thomas M. Norton, as Lessor and Standard Drilling, Inc., as Lessee, dated December 9, 2006, a memorandum of which is recorded in Volume 4058, Page 0223, Official Public Records, Johnson County, Texas.

5. Lease No. TX-251-01-006-001 between The Alliance Trust, PLC, as Lessor and Frazier Oil Properties, L.L.C., as Lessee, dated May 18, 2006, a memorandum of which is recorded in Volume 3824, Page 0046, Official Public Records, Johnson County, Texas.

6. Lease No. TX-251-01-006-002 between David Dow Dudley and wife, Darla D. Dudley, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0242, Official Public Records, Johnson County, Texas.

7. Lease No. TX-251-01-006-003 between Bill Aron Dudley and wife, Chrystal Gwen Dudley, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0238, Official Public Records, Johnson County, Texas.

8. Lease No. TX-251-01-007-001 between Margaret F. Priddy Kohler, a widow, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0253, Official Public Records, Johnson County, Texas.

9. Lease No. TX-251-01-007-003 between Bryan K. Foreman and wife, Teri Foreman, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0250, Official Public Records, Johnson County, Texas.

10. Lease No. TX-251-01-008-000 between Alan Neff and wife, Carolyn Neff, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0256, Official Public Records, Johnson County, Texas.

11. Lease No. TX-251-01-009-000 between Jeffery A. Roberts and wife, Janeen Roberts, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0271, Official Public Records, Johnson County, Texas.

12. Lease No. TX-251-01-010-000 between Michael Hogan and wife, Ronda Hogan, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0226, Official Public Records, Johnson County, Texas.

13. Lease No. TX-251-01-012-000 between Evelyn M. Scott and husband, Donal R. Scott, as Lessor and Standard Drilling, Inc., as Lessee, dated August 7, 2006, a memorandum of which is recorded in Volume 4058, Page 0274, Official Public Records, Johnson County, Texas.

14. Lease No. TX-251-01-013-001 between Margaret McDonald Reynolds, Individually and as Independent Executrix of the Estate of Thomas Henry Reynolds, Jr., Deceased, as Lessor and Standard Drilling, Inc., as Lessee, dated November 1, 2006, a memorandum of which is recorded in Volume 4058, Page 0213, Official Public Records, Johnson County, Texas.

15. Lease No. TX-251-01-013-002 between Kenneth J. Simmons and wife, Michelle Reynolds Smith Simmons, as Lessor and Standard Drilling, Inc., as Lessee, dated November 1, 2006, a memorandum of which is recorded in Volume 4058, Page 0216, Official Public Records, Johnson County, Texas.

16. Lease No. TX-251-01-014-001 between The Alliance Trust, PLC, as Lessor and Frazier Oil Properties, L.L.C., as Lessee, dated May 18, 2006, a memorandum of which is recorded in Volume 3824, Page 0040, Official Public Records, Johnson County, Texas.

North Grandview Prospect Prospect, Johnson County, Texas
--------------------------------------------------------

1. Lease No. TX-251-02-002-001 between The Alliance Trust, PLC, as Lessor and Frazier Oil Properties, L.L.C., as Lessee, dated May 18, 2006, a memorandum of which is recorded in Volume 3824, Page 0044, Official Public Records, Johnson County, Texas.

2. Lease No. TX-251-02-002-001 between Texas Conference Association of Seventh Day Adventists, as Lessor and Frazier Oil Properties, L.L.C., as Lessee, dated May 30, 2006, and recorded in Volume 3906, Page 0092, Official Public Records, Johnson County, Texas.

3. Lease No. TX-251-02-003-001 between The Alliance Trust, PLC, as Lessor and Frazier Oil Properties, L.L.C., as Lessee, dated May 18, 2006, a memorandum of which is recorded in Volume 3824, Page 0042, Official Public Records, Johnson County, Texas.



T8N - R20W, Pope County, Arkansas
---------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                            Section-              Recording
         Lessor                     Lessee             Lease Date        Township-Range           Reference
-------------------------------------------------------------------------------------------------------------------

Williamson, Daniel            CSC Interests, Inc.       12/19/06          11-T8N-R20W            2007-17 / 72-74

Maggard, Betty                CSC Interests, Inc.       12/19/06          29-T8N-R20W            2007-17 / 81-84

Williamson, Pascal            CSC Interests, Inc.       12/19/06          11-T8N-R20W            2007-17 / 81-84

Williamson, Shannon           CSC Interests, Inc.       12/19/06          11-T8N-R20W            2007-17 / 70-71

Smith, John E. et ux          CSC Interests, Inc.       01/08/07         19;30-T8N-R20W          2007-17 / 78-80

Hudson, Carl et ux            CSC Interests, Inc.       11/30/06         13:24-T8N-R20W          2007-17 / 64-65

Douglas Development           CSC Interests, Inc.       12/06/06          13-T8N-R20W            2007-17 / 85-87
Corporation

Blankenship, Wesley J.        CSC Interests, Inc.       12/18/06          20-T8N-R20W            2007-17 / 52-53

Johnson, Donna                CSC Interests, Inc.       12/18/06          20-T8N-R20W            2007-17 / 54-55

Litwiller, Lon et ux          CSC Interests, Inc.       12/18/06          20-T8N-R20W            2007-17 / 50-51

Whiting, Genita et al         CSC Interests, Inc.       12/18/06          24-T8N-R20W            2007-17 / 66-67

James B Teeter Family         CSC Interests, Inc.       12/20/06         13;24-T8N-R20W          2007-17 / 62-63
Trust

Hicks, Luther Jr.             CSC Interests, Inc.       11/18/06       13;24;34-T8N-R20W         2007-17 / 60-61

Rodney K. Gilbreath           CSC Interests, Inc.       11/22/06       13;24;34-T8N-R20W         2007-17 / 58-59
Living Trust

Dilday, Don et ux             CSC Interests, Inc.       12/18/06          25-T8N-R20W            2007-17 / 56-57

Jack and Helen Price          CSC Interests, Inc.       01/08/07         20;21-T8N-R20W          2007-17 / 75-77
Limited Partnership et al

T7N - R22W, Logan County, Arkansas
----------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                            Section-              Recording
         Lessor                     Lessee             Lease Date        Township-Range           Reference
-------------------------------------------------------------------------------------------------------------

Foster, Charles Lee           CSC Interests, Inc.       09/21/06          17-T7N-R22W            7003/382

Robinson, Steven P.           CSC Interests, Inc.       09/21/06          17-T7N-R22W            7003/383

The Deon Phyllis Rollans      CSC Interests, Inc.       09/25/06          17-T7N-R22W            7003/367
Revocable Trust

Marcotte, Gerald et ux        CSC Interests, Inc.       09/21/06          17-T7N-R22W            7003/366

Foster, Amy                   CSC Interests, Inc.       09/25/06          15-T7N-R22W            7003/356

Robinson, Johnnie R.          CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/371

Robinson, Ray Lee et al       CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/370

Parks, Addie et vir           CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/376

Green, Velma                  CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/377

Christy, Jonnie Sue et vir    CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/378

Trusty, Vickie et al          CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/374

Robinson, Steven P.           CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/357

Ballard, Charlotte Robinson   CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/373

Robinson, Ronnie              CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/372

Warren, Pam Robinson et vir   CSC Interests, Inc.       10/06/06          17-T7N-R22W            7003/369

Sims, Russell K. Jr. et ux    CSC Interests, Inc.       09/25/06          21-T7N-R22W            7003/368

McCartney, Cheryl Ann         CSC Interests, Inc.       09/25/06         16;17-T7N-R22W          7003/388

Butler, Linda Lee et vir      CSC Interests, Inc.       09/25/06         16;17-T7N-R22W          7003/386

Nichols, Stephen Jeffrey      CSC Interests, Inc.       09/25/06         16;17-T7N-R22W          7003/384

Burris, Bruce                 CSC Interests, Inc.       10/16/06          21-T7N-R22W            7003/380

Farmer, Melvin                CSC Interests, Inc.       10/16/06          21-T7N-R22W            7003/381

Edwards, Donnie C.            CSC Interests, Inc.       10/09/06          21-T7N-R22W            7003/361

Edwards, John E.              CSC Interests, Inc.       10/09/06          21-T7N-R22W            7003/359

Edwards, Jewell D.            CSC Interests, Inc.       10/09/06          21-T7N-R22W            7003/360

Royce A. Jenkins and Lynda    CSC Interests, Inc.       09/25/06          14-T7N-R22W            7003/364
J. Jenkins Joint Revocable
Trust

Royce A. Jenkins and Lynda    CSC Interests, Inc.       09/25/06          18-T7N-R22W            7003/362
J. Jenkins Joint Revocable
Trust

Graves Survivor Trust et al   CSC Interests, Inc.       09/25/06       13;16;24-T7N-R22W         7003/353

Graves, Harrison and Pat      CSC Interests, Inc.       09/25/06       13;16;24-T7N-R22W         7003/355

Pilgrim, David Wayne          CSC Interests, Inc.       10/09/06          16-T7N-R22W            7003/379

Nancy Jay - Life Estate       CSC Interests, Inc.       10/09/06          21-T7N-R22W            7003/358

SCHEDULE 3

Exempted Liabilities
September 14th, 2007


------------------------------------------------------------------------------------------------------------------
                      Liability                           Service         Invoice         Date          Term
                                                                           Number
------------------------------------------------------------------------------------------------------------------

Advisory Consulting Agreement between Standard            Investor          N/A       June 1, 2006     36 mos.
Drilling Inc. and International Capital Advisory       Relations and
                                                         Consulting

Existing payables balance owed from Standard              Investor        4,5,6A,7,    9/30/06 to       N/A
Drilling, Inc. to International Capital Advisory       Relations and       8A,9,10,     9/10/07
under the Advisory Consulting Agreement dated June       Consulting         11,12
1, 2006                                                                   13,14,15,
                                                                             16

Support Services Agreement between Standard              Accounting                   November 7,    Cancellable
Drilling, Inc. and Petroleum Financial, Inc.            Software and                     2006          upon 90
                                                          Support                                    days notice

SCHEDULE 4

Rig Inventory and Prepayments Listing - Standard Drilling, Inc.
September 17th, 2007

Rig 2 Inventory

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------
National Oilwell 1324 500 ton swivel                    Cress Specialty, LLC                    S-002

Kelly, set of Tongs                                Gulf Coast Project Corporation               S-006

Big Shorty 500 ton block                                 Cleary Tool Company                    S-006

Cold start compressor                                  Pinnacle Industries LTD                  S-006

Pins                                             Bob Herbert Drilling Equipment Co.             S-006

2 - 75HP Centrifugal pumps                          Process Solutions Int'l 2006                S-006

Hydraulic cathead                                   Applied Machinery Corporation               S-023

Hydraulic unit for breakout                         Applied Machinery Corporation               S-023

Drill line spool                                    Applied Machinery Corporation               S-023

Pipe racks                                          Applied Machinery Corporation               S-023

Desilter, 7 agitators                               Process Solutions Int'l 2006                S-023

Mud hopper                                          Process Solutions Int'l 2006                S-023

2 - 11" Centrifugal pumps w/ 30 HP                  Process Solutions Int'l 2006                S-023

Crown block bearings                                Oilfield Bearings Industries                S-023

2 - 40 HP air compressors                              Pinnacle Industries LTD                  S-023

4-Centrifugal pumps 5x6 w/60 HP                     Process Solutions Int'l 2006                S-023

Snatch blacks 5/8"x8 ton original order          Sullivan Wire Rope & Rigging, Inc.             S-023
for Rig #8. Delivered 11/20/06 will use
on SD-2.

Drill line clamp                                          National Oilwell                      S-023

2 - 6x5x11 centrifugal pumps                           Process Solutions Int'l                  S-029

5 Drill collars                                          ICS Trading Company                    S-029


Rig 3 Inventory

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------

1324 Swivel                                               National Oilwell                      S-002

Hydraulic cathead                                   Applied Machinery Corporation               S-024

Hydraulic unit for breakout                         Applied Machinery Corporation               S-024

Drill line spool                                    Applied Machinery Corporation               S-024

Pipe racks                                          Applied Machinery Corporation               S-024

Drill line clamp                                          National Oilwell                      S-024

5 1/4 hex Kelly                                   Gulf Coast Oilfield Equipment Company         S-030

Pump skid

SCR System                                                   IEC Systems                        13948

One Mud Pump                                           Premium Oilfield Supply                  36736

Subtotal


Rig 3 Delivery Slots

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------

3 MTU/DDC 12V4000 gen sets                                    Waterous                          ES28378


Rig 4 Inventory

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------

National 1324 Swivel                             Gulf Coast Oilfield Equipment Company          S-008

Delivery Slots in Items for Rigs 4-6

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------
SCR System 4                                                 IEC Systems                        13948

SCR System 5                                                 IEC Systems                        13948

1/3 down payment on drill pipe                              DPAL Soconord                       SG 003

1/3 down payment on drill pipe                              DPAL Soconord                       SG 003

1/3 down payment on drill pipe                              DPAL Soconord                       SG 003

1/3 down for components on drawworks                        Romfor, Inc.                        S-003

1/3 down for components on drawworks                        Romfor, Inc.                        S-003

1/3 down for components on drawworks                        Romfor, Inc.                        S-003


Other Inventory

---------------------------------------------------------------------------------------------------------
                  Item                                         Vendor                          Invoice
---------------------------------------------------------------------------------------------------------

TH83 Caterpillar Tool Carrier                                Mustang CAT                        PF102406-1

30 joints Hevi-Wate Drill Pipe                              Grant Prideco                       101690044

Six Cold Climate Crew Quarters                       Ameritech Building Systems             2964, 2965, 3005,
                                                                                            3069, 3138, 3139

SCHEDULE 5

Standard E&P, Inc.
September 17th, 2007

-------------------------------------------------------------------------------------------------------------------------
     Company Name                State of              Entity #              Date of          # of Shares    Par Value
                              Incorporation                               Incorporation
---------------------------- --------------------- --------------------- --------------------- -------------- -----------
Standard E&P, Inc                 Nevada            E0759142006-2            10/13/06            1,000        $0.001





Assets

1. Lease No. TX-251-02-001-000 between Paul R. Daniels and wife, Marcia B. Daniels and Marcia B. Daniels, Trustee, as Lessor and Standard E & P, Inc., as Lessee, dated November 15, 2006, a memorandum of which is recorded in Volume 4058, Page 0219, Official Public Records, Johnson County, Texas.